Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares Short 30 Year TIPS/TSY Spread; ProShares UltraPro 10 Year TIPS/TSY

Spread and ProShares UltraPro Short 10 Year TIPS/TSY Spread (each, a “Fund” and together, the “Funds”)

Supplement dated September 12, 2014

to the Funds’ summary prospectuses and statutory prospectus each dated October 1, 2013,

as supplemented, and to the Funds’ Statement of Additional Information dated October 1, 2013, as supplemented

On September 9, 2014, ProShare Advisors LLC (the “Advisor”) received a letter from the Staff (the “Staff”) of Intercontinental Exchange informing the Advisor that the Funds each fail to comply with NYSE Arca, Inc. (the “Exchange”) Rule 5.5(g)(2)(a)(1) related to continued listing standards regarding the number of record or beneficial holders. Based on the Funds’ non-compliance with the Exchange’s continued listing standards, the Staff is considering delisting of the Funds.

The Staff will hold a meeting to conduct a formal review of each Fund’s listing status on September 30, 2014. In advance of this meeting, the Advisor may submit a written response to the Exchange that includes reasons why the Advisor believes the Funds should not be delisted, and which may request an extension of time prior to any delisting decision. The Staff will provide electronic notice of its determination by the close of business on September 30, 2014, including the duration of any allowable “cure period”. If the Staff decides that one or more of the Funds are to be delisted, such Funds will be suspended from trading before the opening of business on October 1, 2014 and the Advisor will be permitted to file an appeal of the Exchange’s decision. If any Fund is delisted, the Fund will not be able to meet the conditions of the exemptive relief it has received from the Securities and Exchange Commission, and will be forced to liquidate and dissolve.

The Advisor plans to seek a three-month extension to provide time to promote the Funds and increase the number of shareholders. However, there can be no guarantee that the extension will be granted or that the Funds will be able to avoid a delisting action from the Exchange.

Please retain this supplement for future reference.